BLACKROCK FUNDS II

BlackRock Dynamic High Income Portfolio
(the “Fund”)

Supplement dated March 9, 2015
to the Prospectus dated October 31, 2014

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts About BlackRock Dynamic High Income Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michael Fredericks	2014	Managing Director of BlackRock, Inc.
Justin Christofel, CFA	2014	Director of BlackRock, Inc.
Alex Shingler, CFA	2015	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Michael Fredericks, Justin Christofel, CFA and Alex Shingler, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The second paragraph and table in the section of the Prospectus captioned “Management of the Fund —Portfolio Manager Information” is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals. Michael Fredericks, Justin Christofel and Alex Shingler are jointly and primarily responsible for the day-to-day management of the Fund.

Dynamic High Income Portfolio

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Michael Fredericks	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2011; Executive Director at JP Morgan Chase & Co. from 2006 to 2011.
Justin Christofel, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Director of BlackRock, Inc. since 2013; Vice President of BlackRock, Inc. from 2010 to 2013; Associate of BlackRock, Inc. from 2008 to 2010; Analyst of BlackRock, Inc. from 2007 to 2008.
Alex Shingler, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2010; Senior Vice President at R3 Capital Partners from 2007 to 2009.

Shareholders should retain this Supplement for future reference.